Exhibit 99.2

Execution Copy

GMF LEASING WAREHOUSE TRUST,

as Issuer

DEUTSCHE BANK AG, NEW YORK BRANCH,

as an Indenture Administrative Agent

JPMORGAN CHASE BANK, N.A.,

as an Indenture Administrative Agent

AMERICREDIT FINANCIAL SERVICES, INC.,

as Servicer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Indenture Trustee

INDENTURE

Dated as of January 31, 2011

i

ANNEX A -Definitions

EXHIBIT A	-	Form of Note
EXHIBIT B	-	Form of Release Request

INDENTURE dated as of January 31, 2011 by and between GMF LEASING WAREHOUSE TRUST, a Delaware statutory trust (the “Issuer”), DEUTSCHE BANK AG, NEW YORK BRANCH, as an indenture administrative agent and JPMORGAN CHASE BANK, N.A., as an indenture administrative agent (each an “Indenture Administrative Agent” and, together, the “Indenture Administrative Agents”)), AMERICREDIT FINANCIAL SERVICES, INC., as servicer (the “Servicer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as trustee and not in its individual capacity (the “Indenture Trustee”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Noteholders of the Issuer’s Floating Rate Asset Backed Notes:

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as Indenture Trustee for the benefit of the 2011-A Secured Parties, all of the Issuer’s right, title and interest in and to (a) the 2011-A Exchange Note, (b) the 2011-A Exchange Note Collection Account, the Indenture Collections Account, the Note Payment Account and the Security Deposit Account and the rights of the Issuer to the funds on deposit from time to time in the 2011-A Exchange Note Collection Account, the Indenture Collections Account, the Note Payment Account, and the Security Deposit Account and any other account or accounts established pursuant to the 2011-A Servicing Agreement and all cash, investment property and other property from time to time credited thereto and all proceeds thereof, (c) the rights of the Depositor, as transferee under the Exchange Note Sale Agreement, (d) the rights of the Issuer, as transferee under the Exchange Note Transfer Agreement, (e) the rights and benefits of the Issuer, as 2011-A Exchange Noteholder under the 2011-A Servicing Agreement, the 2011-A Exchange Note Supplement and the Credit and Security Agreement, (f) the rights of the Issuer as a third-party beneficiary of the 2011-A Servicing Agreement 2011-A Exchange Noteholder, the 2011-A Exchange Note Supplement and the Credit Security Agreement, (g) the Issuer’s interest in the Hedge Agreements, including all Hedge Agreements hereinafter acquired or entered into by the Issuer, and (h) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the “Indenture Collateral”), in each case as such terms are defined herein.

The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, except as otherwise provided in this Indenture, to secure payment of all Issuer Obligations to the Hedge Counterparties under the Hedge Agreements and to secure all other Issuer Obligations and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders of the Notes may be adequately and effectively protected.

ARTICLE I

Definitions

Section 1.01. Definitions. Capitalized terms used in this indenture that are not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the 2011-A Exchange Note Supplement, dated as of January 31, 2011 (the “2011-A Exchange Note Supplement”), by and among ACAR Leasing Ltd., as Borrower (the “Borrower”), AmeriCredit Financial Services, Inc., as Lender (in such capacity, the “Lender”) and as servicer (in such capacity, the “Servicer”) and Wells Fargo, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) or, if not defined therein, in Appendix A to the Credit and Security Agreement, dated as of January 31, 2011 (the “Credit and Security Agreement”), by and among the Borrower, the Lender, the Servicer, the Administrative Agent and the Collateral Agent.

Section 1.02. Rules of Construction. (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Indenture include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “this Indenture”, “herein”, “hereof” and the like shall refer to this Indenture as a whole and not to any particular part, Article or Section within this Indenture, (iii) references to an Article, Section or Exhibit such as “Article One”, “Section 1.01” or Exhibit A shall refer to the applicable Article, Section or Exhibit of this Indenture, (iv) the term “include” and all variations thereof means “include without limitation”, (v) the term “or” shall include “and/or”, (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (vii) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, restated, modified, supplemented or replaced (in the case of a statute) and includes (in the case of agreements or instruments) references to all attachments, annexes, exhibits and schedules thereto and instruments incorporated therein, except that references to the Credit and Servicing Agreement and the Basic Servicing Agreement include only such items as relate to the 2011-A Exchange Note and/or the 2011-A Designated Pool, as applicable, and (viii) any defined term which relates to a Person shall include within its definition the successors and permitted assigns of such Person.

(b) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Indenture or in any such certificate or other document shall control.

ARTICLE II

The Notes

Section 2.01. Form. The Notes, together with the Indenture Trustee’s certificate of authentication, shall be in definitive form in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Authorized Officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

The Notes are revolving notes. Additional borrowings may be made under the Notes pursuant to Section 2.12 and the principal of the Notes may be repaid and reborrowed without penalty pursuant to the terms hereof.

Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall upon Issuer Order authenticate and deliver Notes in the aggregate principal amount set forth in such Issuer Order. The aggregate principal amount of the Notes outstanding at any time may not exceed such amount except as provided in Section 2.05.

The Notes shall be issuable as registered Notes in the minimum denomination of $5,000,000.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.03. Temporary Notes. Pending the preparation of definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

If temporary Notes are issued, the Issuer shall cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the related Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

Section 2.04. Registration; Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept a register (the “Note Register”) in which, subject to reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

(b) The Notes have not been and will not be registered under the Securities Act or any state or other applicable securities laws and will not be listed on any exchange. A Noteholder may only offer, sell or otherwise transfer, in whole or in part, a Note to a Qualified Purchaser pursuant to an available exemption from the registration requirements of the Securities Act and all other applicable securities laws. Transfers of the Notes will be subject to the transfer restrictions set forth in the Note Purchase Agreement.

The Notes shall bear the following legend:

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE NOTEHOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES THAT SUCH NOTE IS BEING ACQUIRED NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO A QUALIFIED PURCHASER PURSUANT TO AN APPLICABLE EXEMPTION

FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH NOTEHOLDER OF THIS NOTE AND ANY SUBSEQUENT NOTEHOLDER OF THIS NOTE WILL BE REQUIRED TO CERTIFY, AMONG OTHER THINGS, THAT SUCH NOTEHOLDER OR SUBSEQUENT NOTEHOLDER IS (A)(I) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT OR (II) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS AWARE THAT THE SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (A) A “QUALIFIED PURCHASER” WITHIN THE MEANING OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE NOTEHOLDER OF THIS NOTE WILL, AND EACH SUBSEQUENT NOTEHOLDER OF THIS NOTE IS REQUIRED TO, NOTIFY ANY PURCHASER OF SUCH NOTES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

NO RESALE OR OTHER TRANSFER OF ANY NOTE SHALL BE MADE TO ANY TRANSFEREE UNLESS: (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THE NOTE ON BEHALF OR WITH THE ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA ANY OTHER “PLAN” THAT IS SUBJECT TO SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” PURSUANT TO 29 C.F.R. SECTION 2510.3-101 OR A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF THE NOTE (OR ANY INTEREST THEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN, A VIOLATION OF ANY SIMILAR LAW.

EACH NOTEHOLDER WILL NOT TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN EXCEPT TO A PURCHASER WHO CAN MAKE THE ABOVE REPRESENTATIONS AND AGREEMENTS ON BEHALF OF ITSELF AND EACH ACCOUNT FOR WHICH IT IS PURCHASING.

THE NOTEHOLDER ACKNOWLEDGES THAT THE NOTE REGISTRAR AND THE ISSUER RESERVE THE RIGHT PRIOR TO ANY SALE OR OTHER TRANSFER TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS THE NOTE REGISTRAR OR THE ISSUER MAY REASONABLY REQUIRE TO CONFIRM THAT THE PROPOSED SALE OR OTHER TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THIS IS A VARIABLE FUNDING NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE GREATER THAN OR LESS THAN THE INITIAL NOTE BALANCE DESCRIBED IN THIS NOTE.”

(c) Subject to compliance with the provisions of Section 2.04(b) and any applicable transfer restrictions in the Note Purchase Agreement, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations and of a like aggregate principal amount.

At the option of a Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.04 not involving any transfer.

The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

Section 2.05. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a Protected Purchaser, and provided that the requirements of Sections 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon receipt of an Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a Protected Purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a Protected Purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.06. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee will treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 2.07. Payment of Principal and Interest; Defaulted Interest. (a) The Notes shall accrue interest as provided in the form of Note set forth in Exhibit A, and such interest shall be due and payable on each Payment Date (or Interim Payment Date with respect to the amount of principal being repaid on such date). Any installment of interest or principal payable on a Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date (or Interim Payment Date) shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by wire transfer in immediately available funds to the account designated by such Person, and except for the final installment of principal payable with respect to such Note on a Payment Date or an Interim Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.01) which shall be payable as provided below.

(b) The principal of each Note shall be payable in installments on each Payment Date or Interim Payment Date as provided herein and in the form of the Note set forth in Exhibit A. The entire unpaid principal amount of the Notes shall be due and payable on the Final Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee, at the direction of the Required Noteholders, has declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on the Notes shall be made pro rata to the Noteholders. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date or Interim Payment Date, as the case may be, on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date or Interim Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

Section 2.08. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 2.09. Release of Collateral.

(a) [Reserved]

(b) Subject to the satisfaction of the conditions set forth in Section 2.09(c), the Servicer may reallocate, or cause the reallocation of, 2011-A Exchange Note Assets, from the 2011-A Designated Pool to the Lending Facility Pool from time to time in connection with the certain repayments of the Notes by the Issuer (each a “Reallocation”) upon payment of the Reallocation Price. Each request (a “Reallocation Request”) to allow a full or partial reallocation of 2011-A Exchange Note Assets, except in connection with any Reallocation of a 2011-A Lease Agreement and the related 2011-A Leased Vehicle pursuant to the 2011-A Servicing Agreement, shall be in substantially the form of Exhibit B, addressed to the Indenture Administrative Agents and the Indenture Trustee, and shall be delivered not later than 10:30 a.m., Central time, on the second (2nd) Business Day preceding the date on which such Reallocation is to occur (the “Reallocation Date”). As consideration for allowing the Reallocation of the related 2011-A Exchange Note Assets from the 2011-A Designated Pool to the Lending Facility Pool, the Servicer shall remit the Reallocation Price to the Indenture Trustee on the applicable Reallocation Date.

(c) If after giving effect to a Reallocation and the related repayment of the Notes on the Reallocation Date in accordance with Section 8.03 all Issuer Obligations will not be repaid in full, then the right of the Servicer to effect such Reallocation pursuant to Section 2.09(b) is subject to the satisfaction of the following conditions, after giving effect to such Reallocation and the related repayment of the Notes on the related Reallocation Date in accordance with Section 8.03:

(i) Borrowing Base Compliance. The Note Principal Balance shall not exceed the 2011-A Borrowing Base on such Reallocation Date;

(ii) No Event of Default. No event has occurred and is continuing, or would result from such Reallocation, that constitutes, or with the passage of time would constitute, an Event of Default; and

(iii) Representations and Warranties. All representations and warranties of the Lender in the 2011-A Exchange Note Sale Agreement and the other Program Documents, of the Depositor in the 2011-A Exchange Note Transfer Agreement and the other Program Documents, of the Servicer in the 2011-A Servicing Agreement and the other Program Documents, and of the Issuer in this Indenture and the other Program Documents shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such Reallocation Date;

(iv) Required Hedge Agreements. There shall be in place all Hedge Agreements required by the provisions of Section 3.24(a); and

(v) No Adverse Selection. The Issuer shall not use any adverse selection procedures in selecting 2011-A Exchange Note Assets to be reallocated from the 2011-A Designated Pool.

(d) Continuation of Lien. Unless released in writing by the Indenture Trustee, as herein provided, the security interest in favor of the Indenture Trustee, for the benefit of the 2011-A Secured Parties, in any item of Issuer Collateral shall continue in effect until such time as the Indenture Trustee (on behalf of the 2011-A Secured Parties) shall have received payment in full of the Reallocation Price in accordance with Section 2.09(b).

(e) Release of Security Interest. Upon receipt of a Reallocation Request or, in connection with any Reallocation of a 2011-A Lease Agreement and the related 2011-A Leased Vehicle by the Servicer pursuant to the 2011-A Servicing Agreement, upon the written request of the relevant party, and, in each case upon receipt in the 2011-A Exchange Note Collection Account of an amount equal to the Reallocation Price with respect to such 2011-A Lease Agreement and the related 2011-A Leased Vehicle, the Indenture Trustee shall promptly release, at the Issuer’s expense, such part of the Collateral covered in connection with the Reallocation Request (which shall include all moneys due on the 2011-A Lease Agreements that are the subject of such Reallocation after the last day of the Collection Period immediately preceding the Payment Date that immediately precedes the related Reallocation Date) or the applicable request of the Servicer and shall deliver, at the Issuer’s expense, the documents and certificates on the released portion of Collateral to the Collateral Agent, or to such other party designated by the Servicer in connection with any Reallocation pursuant to Section 2.09(b) or, in connection with any Reallocation of a 2011-A Lease Agreement and the related 2011-A Leased Vehicle by the Servicer pursuant to the 2011-A Servicing Agreement. The Indenture Trustee shall deposit any such proceeds it receives in the 2011-A Exchange Note Collection Account.

Section 2.10. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for all purposes, including federal, State and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Issuer Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, agree (i) to treat the Notes for all purposes, including federal, State and local income, single business and franchise tax purposes, as indebtedness and (ii) not to take any action inconsistent with the agreement in clause (i), including claiming ownership of any assets comprising the 2011-A Designated Pool or the right to take deductions for depreciation or otherwise.

Section 2.11. Representations and Warranties as to the Security Interest of the Indenture Trustee in the Indenture Collateral. The Issuer makes the following representations and warranties to the Indenture Trustee. The representations and warranties speak as of each Allocation Date and Reallocation Date, and shall survive the sale of the Issuer Trust Estate to the Issuer and the pledge thereof to the Indenture Trustee pursuant to this Indenture.

(a) This Indenture creates a valid and continuing security interest (as defined in the UCC) in the 2011-A Exchange Note and the other Indenture Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

(b) The 2011-A Exchange Note constitutes a “certificated security” within the meaning of the UCC. The Accounts and all subaccounts thereof, constitute either deposit accounts or securities accounts.

(c) The Issuer owns and has good and marketable title to the Indenture Collateral free and clear of any Liens, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Liens attaches is not impaired during the pendency of such proceeding.

(d) All of the Indenture Collateral that constitutes securities entitlements (other than the 2011-A Exchange Note to the extent the 2011-A Exchange Note constitutes a certificated security) has been or will have been credited to one of the Accounts. The securities intermediary for each Account has agreed to treat all assets credited to the Accounts as “financial assets” within the meaning of the applicable UCC.

(e) The Issuer has received all consents and approvals to the grant of the security interest in the Indenture Collateral hereunder to the Indenture Trustee required by the terms of the Indenture Collateral that constitutes instruments or payment intangibles.

(f) The Issuer has received all consents and approvals required by the terms of the Indenture Collateral that constitutes securities entitlements, certificated securities or uncertificated securities to the transfer to the Indenture Trustee of its interest and rights in the Indenture Collateral hereunder.

(g) The Issuer has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Indenture Collateral granted to the Indenture Trustee hereunder.

(h) With respect to Indenture Collateral that constitutes an instrument or tangible chattel paper, either:

(i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee; or

(ii) Such instruments or tangible chattel paper are in the possession of a custodian and the Indenture Trustee has received a written acknowledgment from such custodian that such custodian is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee; or

(iii) A custodian received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from such custodian that such custodian is acting solely as agent of the Indenture Trustee.

(i) With respect to the Accounts and all subaccounts thereof that constitute deposit accounts, either:

(i) The Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in the Accounts without further consent by the Issuer; or

(ii) The Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Accounts.

(j) With respect to Indenture Collateral or Accounts or subaccounts thereof that constitute securities accounts or securities entitlements, either:

(i) The Issuer has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted in the Indenture Collateral to the Indenture Trustee; or

(ii) The Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to the Accounts without further consent by the Issuer; or

(iii) The Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Indenture Trustee as the person having a security entitlement against the securities intermediary in the Accounts.

(k) With respect to Indenture Collateral that constitutes certificated securities (other than securities entitlements), all original executed copies of each security certificate that constitutes or evidences the Indenture Collateral have been delivered to the Indenture Trustee, and each such security certificate either (i) is in bearer form, (ii) has been indorsed by an effective indorsement to the Indenture Trustee or in blank, or (iii) has been registered in the name of the Indenture Trustee. Other than the transfer of the 2011-A Exchange Note from the Lender to the Depositor under the Exchange Note Sale Agreement, the transfer of the 2011-A Exchange Note from the Depositor to the Issuer under the Exchange Note Transfer Agreement and the security interest in the Indenture Collateral granted to the Indenture Trustee pursuant to the Indenture, none of the Lender, the Depositor or the Issuer has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Indenture Collateral or the Accounts or any subaccounts thereof. The Issuer has not authorized the filing of, and is not aware of any financing statements against the Issuer that include a description of collateral covering the Indenture Collateral or the Accounts or any subaccount thereof other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.

(l) None of the instruments, certificated securities or tangible chattel paper that constitute or evidence the Indenture Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee or Collateral Agent, as applicable. All Lease Agreements which are tangible chattel paper have been marked with a legend substantially to the following effect (as such legend may be updated from time to time): “All right, title, and interest in the forgoing lease agreement has been assigned to a financial institution as a secured party or in its capacity as agent or collateral agent for secured parties in connection with a credit facility. Alternatively, the foregoing lease agreement may have been assigned and pledged as collateral in connection with the issuance of asset-backed securities by a special purpose subsidiary or trust formed for that purpose. In such case, financing or registration statements will have been filed, setting out interests to which any purported transfer of the foregoing lease agreement will be subject.”

(m) Neither the Accounts nor any subaccounts thereof are in the name of any person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the securities intermediary of any Account to comply with entitlement orders of any person other than the Indenture Trustee.

Section 2.12. Borrowings. Subject to the conditions set forth below, on any Business Day prior to the termination of the Commitments, additional amounts may be borrowed or reborrowed by the Issuer under the Notes (each, a “Borrowing”). Notice of any Borrowing shall be given by the Issuer to the Indenture Trustee and the Indenture Administrative Agents before 3:30 p.m., Central time, at least two (2) Business Days prior to such Borrowing, and the Indenture Administrative Agents shall give notice of any such Borrowing (including a copy of the related Borrowing Notice) to the Agents before 10:00 a.m., Central time, on the Business Day after it receives such notice from the Issuer. Borrowings shall be pro rata according to the unused Commitments. It shall be a condition to Borrowing under any Note that (i) each applicable condition to such Borrowing specified in Section 3.2 of the Note Purchase Agreement is satisfied on the date of such Borrowing (a “Borrowing Date”), (ii) the Issuer shall have delivered to the Indenture Trustee and the Indenture Administrative Agents a Borrowing Notice together with an updated Schedule of 2011-A Lease Agreements and 2011-A Lease Vehicles and (iii) in no event may the aggregate amount of Borrowings contemplated result in the Note Principal Balance exceeding the lesser of the 2011-A Borrowing Base and the aggregate amount of the Commitments.

Section 2.13. Additional Commitments; Reallocation of Certain Commitments. The Issuer may from time to time, subject to the conditions set forth in the Note Purchase Agreement, amend or supplement the Note Purchase Agreement to provide for additional Commitments or to modify the existing Commitments. On the date of any such amendment or supplement, the Issuer shall execute and deliver to the Indenture Trustee for authentication, additional or replacement Notes, as applicable, in a maximum principal amount equal to the amount of such additional or modified Commitments. If on any Additional Issuance Date, the aggregate outstanding principal balance of the Notes exceeds zero, then the person to whom such additional Notes are issued shall make an advance (which shall constitute an Additional Principal Amount) to the Indenture Administrative Agents, for pro rata payment to the other holders of the Notes, an amount such that, after giving effect to such payment, the aggregate outstanding principal balance of all Notes will be exchanged but the outstanding principal balance of each Note shall be proportionate to the Commitments.

ARTICLE III

Covenants

Section 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be paid all 2011-A Exchange Note Collections that are allocated to the Note Payment Account for payment to the Noteholders on a Payment Date pursuant to Section 8.03 to the Indenture Administrative Agents on behalf of the Noteholders. If any withholding tax is imposed with respect to any payment by the Issuer under the Notes to any Noteholder, such tax shall reduce the amount otherwise payable to such Noteholder. The Indenture Trustee is hereby authorized and directed by the Issuer to retain from amounts otherwise payable to any Noteholder sufficient funds for the payment of any tax that is legally required to be withheld (but such authorization shall not prevent the Indenture Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to any Noteholder shall be treated as having been paid to such Noteholder at the time it is withheld by the Indenture Trustee and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a payment, the Indenture Trustee may in its sole discretion withhold such tax. If any Noteholder wishes to apply for a refund of any such withholding tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses incurred.

Section 3.02. Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03. Money for Payments To Be Held in Trust. As provided in Section 8.03, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 8.03 shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

The Issuer shall allocate or deposit, or cause to be allocated or deposited, to the Indenture Collections Account all 2011-A Exchange Note Collections, all Hedge Receipts and all other amounts collected with respect to the Issuer Collateral, such amounts to be held in trust for the benefit of the Persons entitled thereto, and shall promptly notify the Indenture Trustee of its action or failure so to act.

Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the related Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee, at the last address of record for each such Noteholder).

Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Issuer Collateral and each other instrument or agreement included in the Issuer Trust Estate.

Section 3.05. Protection of Issuer Trust Estate. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the 2011-A Secured Parties to be prior to all other liens in respect of the Issuer Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the 2011-A Secured Parties, a first lien on and a first priority, perfected security interest in the Issuer Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(A) Grant more effectively all or any portion of the Issuer Trust Estate;

(B) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(C) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(D) enforce any of the Indenture Collateral;

(E) preserve and defend title to the Issuer Trust Estate and the rights of the Indenture Trustee and the 2011-A Secured Parties in such Issuer Trust Estate against the claims of all Persons; and

(F) pay all taxes and assessments levied or assessed upon the Issuer Trust Estate when due.

The Issuer hereby authorizes the Indenture Trustee to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.05.

Section 3.06. Opinions as to Issuer Trust Estate. (a) On the 2011-A Closing Date, the Issuer shall furnish to the Indenture Trustee and the Indenture Administrative Agents an Opinion of Counsel to the effect that, in the opinion of such counsel, the execution and delivery of the Indenture and the delivery for value to and taking of physical possession in the State of Minnesota by the Indenture Trustee of the 2011-A Exchange Note, endorsed or registered in the name of the Indenture Trustee, will create a valid first priority perfected security interest, for the benefit of the Indenture Trustee on behalf of the 2011-A Secured Parties in the 2011-A Exchange Note and all such other action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture in the remainder of the Indenture Collateral and reciting the details of such action.

(b) On or before March 31, in each calendar year, beginning in 2012, the Issuer shall furnish to the Indenture Trustee and the Indenture Administrative Agents an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 in the following calendar year.

Section 3.07. Performance of Issuer Obligations; Servicing of 2011-A Designated Pool. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Issuer Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Program Documents or such other instrument or agreement.

(b) The Issuer may contract with other Persons acceptable to the Required Noteholders to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Indenture Administrator to assist the Issuer in performing its duties under this Indenture.

(c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Program Documents and in the instruments and agreements included in the Issuer Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Program Documents, in accordance with and within the time periods provided for herein and therein.

(d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee and the Indenture Administrative Agents thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such event. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the 2011-A Servicing Agreement with respect to the 2011-A Exchange Note Assets, the Issuer shall take all reasonable steps available to it to remedy such failure. Upon the occurrence of a Servicer Default, the Indenture Trustee, at the direction of the Required Noteholders, may terminate all of the rights and obligations of the Servicer with respect to the 2011-A Exchange Note Assets only and a Successor Servicer shall be appointed pursuant to the 2011-A Servicing Agreement.

(e) Upon any termination of the rights and powers of the Servicer or the resignation of the Servicer pursuant to the 2011-A Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Indenture Administrative Agents. As soon as any Successor Servicer is appointed pursuant to the 2011-A Servicing Agreement, the Issuer shall notify the Indenture Trustee and the Indenture Administrative Agents of such appointment, specifying in such notice the name and address of such Successor Servicer.

(f) The Issuer shall not remove the Administrator without the consent of the Indenture Trustee acting at the direction of the Required Noteholders.

(g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Required Noteholders, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Indenture Collateral, or waive timely performance or observance by the Servicer under the 2011-A Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of all Noteholders. In addition, the Indenture Trustee, as registered 2011-A Exchange Noteholder or otherwise, shall not consent to any such amendment, modification, supplement, termination, waiver or surrender of the terms of any Indenture Collateral or any Program Document without the consent of the requisite Noteholders described in the immediately preceding sentence. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

Section 3.08. Certain Negative Covenants. Until the later of the Expiration Date and the date on which all Issuer Obligations are paid in full, the Issuer shall not directly or indirectly:

(i) engage in any activities other than financing, acquiring, pledging and managing the 2011-A Exchange Note as contemplated by this Indenture and the other Program Documents;

(ii) except as expressly permitted by this Indenture or the other Program Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Issuer Trust Estate, unless directed to do so by the Indenture Trustee (acting at the direction of the Required Noteholders);

(iii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments pursuant to Section 3.01) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Issuer Trust Estate;

(iv) dissolve or liquidate in whole or in part; or

(v)(A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Issuer Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law, in each case on any of the 2011-A Leased Vehicles and arising solely as a result of an action or omission of the related Lessee) or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Issuer Trust Estate.

Section 3.09. Books and Records. The Issuer will keep proper books and records of account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and, at its expense, shall permit representatives and designees of the Indenture Trustee, the Issuer Owner Trustee, the Indenture Administrative Agents or any Agent or their duly authorized attorneys or auditors to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested. Nothing in this Section shall affect the obligation of the Issuer or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Lessees and the failure of the Issuer or the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

Section 3.10. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, the Agents and the Indenture Administrative Agents, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2011), an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that:

(i) a review of the activities of the Issuer during such year and of its performance under this Indenture and the other Program Documents to which it is a party has been made under such Authorized Officer’s supervision; and

(ii) to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the other Program Documents to which it is a party throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11. Payment of Taxes. The Issuer will file (or cause to be filed on its behalf as a member of a consolidated group) all tax returns required by law to be filed by it and pay all taxes, assessments and governmental charges shown to be owing by it, except for any such taxes, assessments or charges which are not yet delinquent or that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP shall have been set aside on its books and that have not given rise to any liens.

Section 3.12. Limitation on Fundamental Changes and Sale of Assets. The Issuer will not enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, any of its property, business or assets except as contemplated by this Indenture. The Issuer will not make any change to its name or use any trade names, fictitious names, assumed names or “doing business as” names or change the jurisdiction under the laws of which it is organized.

Section 3.13. No Other Business. The Issuer will not engage in any business other than financing, purchasing, owning, selling and managing the 2011-A Exchange Note and the underlying 2011-A Exchange Note Assets and the other components of the Trust Estate, issuing the Issuer Trust Certificates and issuing and selling the Notes in the manner contemplated by this Indenture and the other Program Documents or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking which is not directly or indirectly related to the transactions contemplated by the Program Documents.

Section 3.14. No Borrowing. The Issuer will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness other than the Notes.

Section 3.15. Issuer Obligations of Servicer. The Issuer will cause the Servicer to comply with its obligations under the 2011-A Servicing Agreement.

Section 3.16. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the 2011-A Servicing Agreement or this Indenture, the Issuer will not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.17. Transactions With Affiliates. The Issuer will not enter into, or be a party to any transaction with any Affiliate of the Issuer, except for (a) the transactions contemplated by the Program Documents and (b) to the extent not otherwise prohibited under this Indenture, other transactions in the nature of employment contracts and directors’ fees, upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate. The Issuer will do all things necessary to continue to be readily distinguishable from AmeriCredit and its Affiliates (other than the Depositor) and maintain its statutory trust existence separate and apart from that of AmeriCredit and each of its Affiliates.

Section 3.18. Capital Expenditures and Payments. The Issuer will not make any payments to any Person (including, without limitation, any salaries or bonuses) or make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty), except as contemplated by the 2011-A Servicing Agreement and the other Program Documents.

Section 3.19. Compliance with Laws. The Issuer will comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Program Document.

Section 3.20. Restricted Payments. The Issuer will not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Issuer Owner Trustee (provided, that any payment of fees, expenses and indemnities to the Issuer Owner Trustee in the manner specified herein shall not be prohibited by this Section) or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that so long as no Event of Default has occurred and is continuing or would result therefrom, the Issuer may make, or cause to be made, distributions as contemplated by, and to the extent funds are available for such purpose under, this Indenture or the Issuer Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Indenture Collections Account or the Note Payment Account except in accordance with this Indenture and the other Program Documents.

Section 3.21. Notice of Events of Default. The Issuer will give the Indenture Trustee, the Issuer Owner Trustee and the Indenture Administrative Agents prompt written notice of each Purchase Termination Event, Event of Default and Servicer Default of which an Authorized Officer of the Issuer has knowledge.

Section 3.22. Other Notices. The Issuer will promptly give notice to the Indenture Trustee, the Issuer Owner Trustee and the Indenture Administrative Agents of any default or event of default under any Contractual Obligation of the Issuer or any litigation, investigation or proceeding which may exist at any time with respect to the Issuer.

Each notice pursuant to this Section 3.22 shall be accompanied by a statement of an Authorized Officer of the Issuer setting forth details of the occurrence referred to therein and stating what action the Issuer proposes to take with respect thereto.

Section 3.23. Further Instruments and Acts. Upon request of the Indenture Trustee or any Agent, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.24. Required Hedge Agreements. (a) The Issuer shall maintain, at all times on and after the date of the Initial Funding Date, Hedge Agreements that: (i) are each between the Issuer and an Eligible Counterparty; (ii) have an aggregate notional amount that equals or, in the case of an interest rate cap only, exceeds the Note Principal Balance on the Initial Funding Date and as of any date of determination thereafter; (iii) in the case of any interest rate swaps, provide for the payment on each Payment Date to the Hedge Counterparty of interest on the notional amount thereof at a fixed rate per annum and for payment to the Issuer of a floating rate per annum equal to LIBOR for each Interest Accrual Period; (iv) in the case of any interest rate caps, have an effective strike rate based on LIBOR for each Interest Accrual Period, provide for payments on each Payment Date to the Issuer equal to any positive difference between LIBOR and the effective strike rate for such Interest Accrual Period and which may amortize monthly based on a schedule of the expected amortization of the 2011-A Exchange Note; (v) have final maturity dates which are the date of the last required scheduled payment on any 2011-A Lease Agreements allocated to the 2011-A Designated Pool as of such date; (vi) expressly acknowledge that the Issuer has assigned its rights thereunder to the Indenture Trustee for the benefit of the 2011-A Secured Parties and that the Indenture Trustee will have the right to enforce the Hedge Counterparty’s obligations thereunder; (vii) are either (A) substantially in the form of Exhibit C or (B) otherwise in form and substance reasonably acceptable to the Indenture Trustee (acting at the direction of the Required Noteholders); and (viii) have had copies thereof delivered to the Indenture Administrative Agents and the Indenture Trustee.

(b) If the unsecured debt obligations of a Hedge Counterparty (as of the date of the related Hedge Agreement) are rated at least “A+” by S&P and “A1” by Moody’s but the commercial paper or short-term deposit ratings from S&P assigned to a Hedge Counterparty is reduced below “A-1” or the commercial paper or short-term deposit ratings assigned to a Hedge Counterparty by Moody’s is reduced below “P-1,” the Issuer shall, to the extent permitted under the Hedge Agreement or Hedge Agreements to which such Hedge Counterparty is a party, require such Hedge Counterparty to secure its obligations under such Hedge Agreement or take such other actions as are provided for thereunder that are reasonably requested by the Indenture Trustee acting at the direction of the Required Noteholders.

(c) The parties hereto acknowledge that the Issuer and the Servicer may provide any potential Hedge Counterparty with copies of those sections of this Indenture (including Exhibit C) and of the other Program Documents that set forth the rights and obligations of a Hedge Counterparty hereunder and thereunder so that such potential Hedge Counterparty’s may assess whether it will enter into a Hedge Agreement.

Section 3.25. Delivery of the 2011-A Exchange Note.

(i) On the 2011-A Closing Date, the Issuer shall deliver or cause to be delivered to the Indenture Trustee as security for its obligations hereunder, the 2011-A Exchange Note. The Indenture Trustee shall take possession of the 2011-A Exchange Note in Minneapolis, Minnesota and shall at all times during the period of this Indenture maintain custody of the 2011-A Exchange Note in Minneapolis, Minnesota.

(ii) For the benefit of any holder, assignee or pledgee from time to time of any Exchange Note other than the 2011-A Exchange Note and the Lender, as a Secured Party under the Credit and Security Agreement, the Indenture Trustee, as grantee of the interest in the 2011-A Exchange Note hereunder, hereby releases all claims to the assets of the Titling Trust allocated to the Lending Facility Pool and each Designated Pool other than the 2011-A Designated Pool and, in the event that such release is not given effect, the Indenture Trustee hereby fully subordinates all claims it may be deemed to have against the assets of the Titling Trust allocated to the Lending Facility or any Designated Pool other than the 2011-A Designated Pool.

ARTICLE IV

Satisfaction and Discharge

Section 4.01. Satisfaction and Discharge of the Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.04, 3.05, 3.08, 3.12, 3.13, 3.14, 3.17 and 3.23, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.06 and the obligations of the Indenture Trustee under Section 4.02) and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

(i) All Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation;

(ii) The Issuer has paid or caused to be paid all Issuer Obligations; and

(iii) the Issuer has delivered to the Indenture Trustee and the Indenture Administrative Agents an Officer’s Certificate, and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Section 4.02. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Noteholders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; provided, that such moneys need not be segregated from other funds except to the extent required herein or in the 2011-A Servicing Agreement or required by law.

ARTICLE V

Remedies

Section 5.01. Events of Default. “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)(A) default in the payment of any interest or any other amount (other than principal) payable to the Noteholders pursuant to this Indenture or any other Program Document when the same becomes due and payable, and such default shall continue for a period of two (2) days or more or (B) default in the payment of principal of any Note when the same becomes due and payable, and such default shall continue for a period of one (1) day or more; or

(ii) failure to observe or perform in any material respect any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) or of the Issuer, the Depositor, the Settlor, the Titling Trust or AmeriCredit (in any capacity) in any other Program Document relating to the issuance of and payment of the Notes or the Servicing of the 2011-A Exchange Note Assets and such failure shall continue for a period of thirty (30) days after the earlier of (A) the date on which a written notice stating that such notice is a Notice of Event of Default requiring the same to be remedied shall have been given to the Issuer, the Depositor, the Settlor, the Titling Trust or AmeriCredit, as the case may be, by the Indenture Trustee or the Indenture Administrative Agents and (B) the date on which the Issuer, the Depositor, the Settlor, the Titling Trust or AmeriCredit, as the case may be, has knowledge of such breach; or

(iii) any representation or warranty made by the Issuer in this Indenture or by the Issuer, the Depositor, the Settlor, the Titling Trust or AmeriCredit (in any capacity) in the Note Purchase Agreement or in any other Program Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith shall prove to have been incorrect in any manner that is materially adverse to any 2011-A Secured Party on or as of the date made or deemed made which failure, if capable of being cured, has not been cured for a period of thirty (30) days after the earlier of (A) the date on which a written notice stating that such notice is a Notice of Event of Default requiring the same to be remedied shall have been given to the Issuer, the Depositor, the Settlor, the Titling Trust or AmeriCredit, as the case may be, by the Indenture Trustee or the Indenture Administrative Agents and (B) the date on which the Issuer, the Depositor, the Settlor, the Titling Trust or AmeriCredit, as the case may be, has knowledge of such breach;

(iv) an Insolvency Event shall have occurred with respect to General Motors Company, GMF, AmeriCredit, the Issuer, the Titling Trust or, for so long as any 2011-A Exchange Note Assets are serviced or subserviced by Fiserv pursuant to the Fiserv Servicing Agreement, Fiserv;

(v) the Note Principal Balance shall exceed the 2011-A Borrowing Base on two (2) consecutive Business Days; provided, that if such shortfall is caused by a change in the 2011-A Advance Rate Percentage due to the occurrence of a Step-Down Advance Rate Event, no Event of Default shall occur unless such shortfall continues unremedied after application of all amounts payable pursuant to Section 8.03 on the first Distribution Date following the date on which such shortfall first exists;

(vi) the Internal Revenue Service shall file notice of a lien with regard to any assets of the Issuer, or the Titling Trust or any material portion of the assets of AmeriCredit or GMF, or the PBGC shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Issuer, the Titling Trust, AmeriCredit or GMF;

(vii) the Indenture, any other Program Document or any Lien granted hereunder or thereunder shall cease, for any reason, to be in full force and effect other than as permitted in accordance with its terms or shall cease to be the effective, legally valid, binding and enforceable obligation of the Issuer, the Titling Trust, GMF or AmeriCredit; or the Issuer, the Titling Trust, GMF or AmeriCredit shall contest in any manner such effectiveness, validity, binding nature or enforceability;

(viii) the Indenture Trustee for any reason ceases to have a valid and perfected first-priority security interest in the Indenture Collateral or the Collateral Agent for any reason ceases to have a valid and perfected first-priority security interest in the 2011-A Designated Pool; provided, that if the Servicer has delivered the Reallocation Amount with respect to any such 2011-A Exchange Note Assets allocated to the 2011-A Designated Pool in the manner set forth in the 2011-A Servicing Agreement, such Event of Default shall automatically be deemed to have been cured;

(ix) a Servicer Default or Exchange Note Default shall have occurred and is continuing;

(x) any default occurs under any agreement or instrument relating to any Indebtedness having a principal amount of $50,000 or greater (with respect to the Issuer or the Titling Trust) or $10,000,000 or greater (with respect to AmeriCredit or GMF) and such default shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness;

(xi)(A) a Change of Control shall occur with respect to GMF, (B) AmeriCredit shall cease to be a direct or indirect wholly-owned subsidiary of GMF or (C) AmeriCredit or any Affiliates thereof shall cease to own 100% of the Issuer Trust Certificates (other than as permitted by the Issuer Trust Agreement);

(xii) either the Issuer or the Titling Trust is required to register as an “investment company” under the Investment Company Act;

(xiii) one or more final judgments for the payment of $25,000,000 or more is rendered against GMF, the Issuer, AmeriCredit or the Titling Trust and such amount is not covered by insurance or indemnity or not discharged, paid or stayed within thirty days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

(xiv) the Depositor shall fail to maintain at least one director who is an “Independent Manager” (as defined in Section 4.3(b) of the Depositor LLC Agreement);

(xv) default in the observance or performance of any covenant or agreement of the Issuer set forth in Section 3.24 hereof that remains uncured for thirty (30) or the occurrence under any Hedge Agreement of any “event of default” or of any “termination event” with respect to which the Issuer is the sole affected party;

(xvi) a Delinquency Trigger Event shall have occurred and is continuing;

(xvii) a Credit Loss Trigger Event (Prime) shall have occurred and is continuing;

(xviii) a Credit Loss Trigger Event (Non-Prime) shall have occurred and is continuing;

(xix) a Residual Loss Trigger Event (Pool) shall have occurred and is continuing;

(xx) a Residual Loss Trigger Event (Portfolio) shall have occurred and is continuing;

(xxi) the Tangible Net Worth of GMF shall be less than the sum of (a) $1,850,000,000 plus (b) 50% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since December 31, 2009, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by GMF with the Securities and Exchange Commission plus (c) 75% of the net proceeds of any equity issued by GMF since December 31, 2009 (excluding any equity issued pursuant to equity incentive plans for employees and board members);

(xxii) the ratio, expressed as a percentage, of the Adjusted Equity of GMF to the Managed Assets of GMF shall be less than 8.0% as of any fiscal quarter end;

(xxiii) the average of the ratios of GMF’s EBITDA to Interest Expense for the two most recently ended financial quarters shall be less than 1.05x;

(xxiv) as of the last day of any month, the Liquidity of GMF and its subsidiaries, determined on a consolidated basis in accordance with GAAP, shall be less than the Required Liquidity Amount; or

(xxv) GMF ceases to be subject to the reporting requirements of the Exchange Act; or

(xxvi) the Servicer shall fail to periodically redetermine the ALG Residual Values of the 2011-A Lease Agreements in the manner and by the dates set forth in Section 2.18 of the 2011-A Servicing Supplement.

Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default specified in Section 5.01(iv) shall have occurred and be continuing, the Notes shall become immediately due and payable, together with accrued and unpaid interest thereon through the date of acceleration. If any other Event of Default should occur and be continuing, then and in every such case the Indenture Trustee shall, if directed to do so by the Required Noteholders, declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer and to the Indenture Trustee, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Required Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes (including Monthly Costs and Expenses) if the Event of Default giving rise to such acceleration had not occurred; and

(B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.11.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) there is an Event of Default relating to the payment of any interest or fees payable to any Noteholders when the same becomes due and payable, and such default continues for a period of two (2) days or (ii) there is an Event of Default relating to the payment of principal payable to any Noteholders when the same becomes due and payable, and such default continues for a period of one (1) day, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the whole amount then due and payable on such Notes, with interest on any overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, on overdue installments of interest at the interest rate set forth in the Note Purchase Agreement and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

(c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.04, and shall at the direction of the Required Noteholders, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee or the Required Noteholders, as the case may be, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Issuer Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, or liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture

Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such Proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of the Indenture Trustee’s or any predecessor Indenture Trustee’s negligence or bad faith.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholders or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

(g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may and shall, at the direction of the Required Noteholders, do one or more of the following:

(i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

(ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Issuer Trust Estate;

(iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

(iv) sell the Issuer Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default described in Section 5.01(ii), (iii) or (xiv) unless (a) all Noteholders consent thereto or (b) the Required Noteholders consent thereto and all amounts due and owing under the Notes and the other Program Documents to the Noteholders shall be paid in full with the proceeds of such sale or liquidation.

(b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall apply such money or property to (i) first, reimburse itself for any amounts due under Section 6.06, (ii) second, pay the Issuer Owner Trustee for unpaid fees, indemnities and expenses owing to it under the Issuer Trust Agreement and (iii) third, pay to the Servicer any due and unpaid Servicing Fee and then apply the remainder of such money or property in accordance with Section 8.03(a). The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least fifteen (15) days before such record date, the Issuer shall mail to each Noteholder, each Hedge Counterparty and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

Section 5.05. Optional Preservation of the Issuer Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may nonetheless, at the direction of the Required Noteholders, elect to maintain possession of the Issuer Trust Estate.

Section 5.06. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any such Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on its Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.07. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.08. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.09. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.10. Control by Required Noteholders. The Required Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, that:

(i) such direction shall not be in conflict with any rule of law or with this Indenture; and

(ii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability without receiving indemnity reasonably satisfactory to it.

Section 5.11. Waiver of Past Events of Default. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Required Noteholders may waive any past Event of Default and its consequences except an Event of Default resulting from a default (a) in payment of principal of or interest on any of the Notes, (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder, or (c) an Event of Default under Section 5.01(v). Any waiver of a Default or an Event of Default of a type set forth in (a) through (c) of the preceding sentence shall require the consent of all Noteholders. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; provided that no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Upon any such waiver, such Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, for every purpose of this Indenture; provided that no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Section 5.12. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.13. Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Issuer Trust Estate or upon any of the assets of the Issuer.

Section 5.14. Performance and Enforcement of Certain Issuer Obligations. (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator’s expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Servicer, of each of its obligations to the Issuer under or in connection with any of the Program Documents, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Program Documents to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Servicer of its obligations under the Program Documents.

(b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Required Noteholders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Servicer under or in connection with the Program Documents, including the right or power to take any action to compel or secure performance or observance by the Servicer, of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Program Documents and any right of the Issuer to take such action shall be suspended.

ARTICLE VI

The Indenture Trustee

Section 6.01. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the other Program Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b) Except during the continuance of an Event of Default:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Program Documents and no implied covenants or obligations shall be read into this Indenture or the other Program Documents against the Indenture Trustee; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of paragraph (b) of this Section;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer of the Indenture Trustee unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.10.

(d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the 2011-A Servicing Agreement.

(f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

(h) The Indenture Trustee shall, upon two (2) Business Days’ prior notice to the Indenture Trustee, permit any representative of either Indenture Administrative Agent, any Agent or any Noteholder at the expense of the Issuer, during the Indenture Trustee’s normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee’s affairs and actions, as such affairs and actions relate to the Indenture Trustee’s duties with respect to the Notes, with the Indenture Trustee’s officers and employees responsible for carrying out the Indenture Trustee’s duties with respect to the Notes.

Section 6.02. Rights of Indenture Trustee. (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, directions, consents, requests, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture.

(b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer’s Certificate or Opinion of Counsel.

(c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) The Indenture Trustee shall, for so long as any Notes are Outstanding, be entitled to exercise all the rights and powers of the registered 2011-A Exchange Noteholder under the Program Documents.

(g) The Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuer in connection with the filing of such financing statements or continuation statements.

(h) In no event shall the Indenture Trustee, its directors, officers, agents or employees be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(i) The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder.

(j) In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of any party directing such investment to provide timely written investment direction. The Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

Section 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar or co-registrar may do the same with like rights. However, the Indenture Trustee must comply with Section 6.10.

Section 6.04. Indenture Trustee’s Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication.

Section 6.05. Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver such information that is either required by applicable law or is requested in writing by a Noteholder in order to enable such Noteholder to prepare its federal and State income tax returns.

Section 6.06. Compensation and Indemnity. The Issuer shall, or shall cause the Administrator to, pay to the Indenture Trustee from time to time reasonable compensation for its services pursuant to a fee agreement between the Administrator and the Indenture Trustee. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Administrator to, reimburse the Indenture Trustee for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts. The Issuer shall, or shall cause the Administrator to, indemnify and hold harmless the Indenture Trustee and its officers, directors, employees, representatives and agents against any and all loss, liability, tax (other than taxes based on the income of the Indenture Trustee) or expense (including attorneys’ fees) of whatever kind or nature regardless of their merit directly or indirectly incurred by it or them without willful misconduct, negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by this Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under this Indenture or under any of the other Program Documents. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Administrator to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

The Issuer’s payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(iv) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

Notwithstanding anything else set forth in this Indenture or the other Program Documents, the Indenture Trustee agrees that the obligations of the Issuer to the Indenture Trustee hereunder and under the other Program Documents shall be recourse to the Issuer Trust Estate only. In addition, the Indenture Trustee agrees that its recourse to the Issuer and the Issuer Trust Estate shall be limited to the right to receive amounts available pursuant to Sections 5.04(b) and 8.03.

Section 6.07. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.07. The Indenture Trustee may resign at any time by so notifying the Issuer and the Indenture Administrative Agents. The Required Noteholders may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

(i) the Indenture Trustee fails to comply with Section 6.10;

(ii) the Indenture Trustee is adjudged bankrupt or insolvent;

(iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Required Noteholders. If the Issuer fails to appoint a successor Indenture Trustee within thirty (30) days, the Required Noteholders may appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Indenture Administrative Agents and the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Required Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If the Indenture Trustee fails to comply with Section 6.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer’s and the Administrator’s obligations under Section 6.06 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.08. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.10. The Indenture Trustee shall provide the Indenture Administrative Agents and the Issuer prior written notice of any such transaction.

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.09. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Issuer Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Issuer Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.10 and no notice to Noteholders of the appointment of any cotrustee or separate trustee shall be required under Section 6.07.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.10. Eligibility; Disqualification. The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition, and the time deposits of the Indenture Trustee shall be rated at least “A-1” by S&P and “P-1” by Moody’s. The Indenture Trustee shall provide copies of such reports to the Indenture Administrative Agents upon request.

Section 6.11. Representations and Warranties of Indenture Trustee. The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

(a) the Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States; and

(b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Indenture.

ARTICLE VII

Noteholders’ Lists and Reports

Section 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five (5) days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Indenture Administrative Agents in writing on an annual basis on each December 31 and at such other times as the Indenture Administrative Agents may request a copy of the list.

Section 7.02. Preservation of Information; Communications to Noteholders. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

ARTICLE VIII

Accounts, Disbursements, Releases, Reports and Notices

Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Issuer Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02. Servicer Report. (a) On each Determination Date, prior to 10:00 a.m., Central time, the Issuer shall cause the Servicer to deliver to the Indenture Trustee, the Indenture Administrative Agents, the Hedge Counterparties, the Issuer Owner Trustee and the Issuer Trust Certificateholders, a Servicer Report with respect to the next Payment Date and the related Collection Period.

(a) The Indenture Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in the Servicer Report delivered to the Indenture Trustee in accordance with this Section, and the Indenture Trustee shall be fully protected in conclusively relying upon such Servicer Report.

Section 8.03. Disbursement of Funds.

(a) On each Payment Date, prior to 10:00 a.m., Central time, in accordance with the related Servicer Report and pursuant to the instructions of the Servicer, the Indenture Trustee shall transfer from the Indenture Collections Account the Available Funds for such Payment Date and shall apply such amount in accordance with the following priorities:

(i) on a pro rata basis (A) to the Successor Servicer, an amount equal to any unpaid transition expenses that were required to be paid pursuant to Section 4.01(d) of the Servicing Agreement but not so paid in an amount not to exceed $200,000, (B) pro rata to the Indenture Trustee and the Backup Servicer, any accrued and unpaid amounts, including fees, expenses and indemnities (in each case, to the extent such amounts have not been previously paid by the Administrator) in an amount not to exceed $100,000 in any consecutive twelve (12) month period and (C) to the Issuer Owner Trustee, any accrued and unpaid amounts, including fees, expenses and indemnities (in each case, to the extent such amounts have not been previously paid by the Administrator) in an amount not to exceed $100,000 in any consecutive twelve (12) month period;

(ii) on a pari passu basis, (A) to the Note Payment Account for payment to the Indenture Administrative Agents for the benefit of the Noteholders, the Senior Monthly Interest and Fees with respect to such Payment Date and (B) to the Hedge Counterparties, the Hedge Payment for such Payment Date;

(iii) on a pari passu basis, (A) to the Note Payment Account for payment to the Indenture Administrative Agents for the benefit of the Noteholders, the Principal Payment Amount for such Payment Date and (B) to the Hedge Counterparties, any Hedge Termination Payments then due to them for such Payment Date (so long as the related Hedge Provider is not a defaulting party of the sole affected party with respect to the termination of the related Hedge Agreement);

(iv) to the Note Payment Account for payment to the Indenture Administrative Agents for the benefit of the Noteholders, the Subordinated Monthly Interest and Fees with respect to such Payment Date;

(v) to the Note Payment Account for payment to the Indenture Administrative Agents for the benefit of the Noteholders, the Monthly Costs and Expenses with respect to such Payment Date and any previously unpaid Monthly Costs and Expenses with respect to any prior Payment Date;

(vi) to the Hedge Counterparties, any unpaid Hedge Termination Payments for such Payment Date;

(vii) on a pro rata basis to the Successor Servicer, the Indenture Trustee, the Backup Servicer and the Issuer Owner Trustee any amounts due to such parties in excess of the caps set forth in clause (i); and

(viii) to the Issuer Trust Certificateholders the aggregate amount remaining in the Indenture Collections Account.

(b) In connection with each Reallocation that occurs on a date that is not a Payment Date, the Issuer shall apply the related Reallocation Price on the related Reallocation Date (each an “Interim Payment Date”) to the repayment of all or a portion of the outstanding principal of the Notes (to the extent necessary to reduce the Note Principal Balance to the 2011-A Borrowing Base, after giving effect to the related Reallocation) and to the payment of unpaid interest that has accrued through such Interim Payment Date on such repaid portion of the principal on the Notes; provided, that (1) after giving effect to such payments, an aggregate amount sufficient to make any payments of interest, fees and expenses that will be due and payable on the next Payment Date must be on deposit in the Indenture Collections Account and the 2011-A Exchange Note Collection Account (to the extent that such amounts would be distributable on the 2011-A Exchange Note on such Payment Date) or must be deposited from the remainder of such Reallocation Price into the Indenture Collections Account and (2) any remainder of the Reallocation Price that is not so required to be deposited into the Indenture Collections Account shall be paid to the Issuer Trust Certificateholders.

Section 8.04. Release of Issuer Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.06, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b) The Indenture Trustee shall, at such time as there are no Notes Outstanding, all Issuer Obligations have been paid in full and all sums due the Indenture Trustee pursuant to Section 6.06 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the 2011-A Exchange Note Collection Account, the Indenture Collections Account or the Note Payment Account. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer’s Certificate and an Opinion of Counsel.

Section 8.05. Opinion of Counsel. The Indenture Trustee shall receive at least seven (7) days notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee may also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Issuer Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

Section 8.06. Reports and Notices to Noteholders. The Indenture Trustee shall send by mail or otherwise make available to each Noteholder the following reports and notices received by the Indenture Trustee pursuant to the Program Documents:

(a) on each Payment Date, a copy of the Servicer Report with respect to such Payment Date and the related Collection Period and an updated Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles as of the last day of the related Collection Period;

(b) if an Event of Default or a Servicer Default occurs and is continuing and it is known to a Trust Officer of the Indenture Trustee, as promptly as practicable after obtaining such knowledge, written notice of such Event of Default or Servicer Default;

(c) as promptly as practicable after receipt, a copy of each Officer’s Certificate delivered by the Issuer to the Indenture Trustee pursuant to Section 3.10;

(d) as promptly as practicable after receipt, a copy of each report, notice or certificate delivered by the Servicer to the Indenture Trustee pursuant to the 2011-A Servicing Supplement;

(e) as promptly as practicable after receipt, a copy of any notice of a breach of representation or warranty by AmeriCredit or the Depositor delivered to the Indenture Trustee pursuant to the Exchange Note Sale Agreement;

(f) as promptly as practicable after receipt, a copy of any notice of a breach of representation or warranty by the Depositor or the Issuer delivered to the Indenture Trustee pursuant to the Exchange Note Transfer Agreement;

(g) as promptly as practicable after receipt, a copy of any notice received by the Indenture Trustee pursuant to the Exchange Note Transfer Agreement;

(h) as promptly as practicable after receipt, a copy of the annual and quarterly financial statements of the Servicer and its consolidated subsidiaries;

(i) as promptly as practicable after receipt, a copy of the SAS 70 report delivered by Fiserv; and

(j) as promptly as practicable after receipt, any Officer’s Certificate or Opinion of Counsel provided by AmeriCredit to the Indenture Trustee pursuant to the 2011-A Servicing Supplement.

ARTICLE IX

Supplemental Indentures

Section 9.01. Supplemental Indentures. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with the consent of the Required Noteholders, by Act of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Outstanding Note affected thereby:

(i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Issuer Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(ii) change the definition of Required Noteholders or otherwise reduce the percentage of the outstanding principal amount of the Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(iii) modify or alter the provisions of the proviso to the definition of the term “Outstanding”;

(iv) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Program Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

(v) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

(vi) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any Program Document, terminate the lien of this Indenture on any property at any time subject hereto or deprive Noteholders of any Noteholder of the security provided by the lien of this Indenture.

Furthermore, no such supplemental indenture shall, without the consent of the Indenture Administrative Agents, amend Article XI.

It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.02. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.04. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X

Redemption of Notes

Section 10.01. Redemption. The Servicer shall be permitted at its option to purchase the 2011-A Exchange Note and other components of the Issuer Trust Estate from the Issuer on a Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Note Principal Balance is less than or equal to 10% of the Note Principal Balance measured immediately after giving effect to the last Borrowing (the exercise of such option is referred to as an “Optional Purchase”). In connection with the exercise of an Optional Purchase, the Servicer will deposit an amount equal to the sum of (a) the Note Principal Balance plus accrued and unpaid interest thereon to and excluding the Payment Date on which the Notes will be redeemed and (b) all other outstanding Issuer Obligations payable by the Issuer under the Program Documents, including any Hedge Termination Payment owing to a Hedge Counterparty in connection with such purchase (the “Optional Purchase Price”) into the Indenture Collections Account on the Payment Date relating to the Redemption Date. In connection with an Optional Purchase, the Notes shall be redeemed on the Redemption Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2011-A Exchange Note shall be discharged and released. If the outstanding Notes are to be redeemed pursuant to this Section, the Administrator or the Issuer shall furnish notice of such election to the Indenture Trustee and the Indenture Administrative Agents not later than twenty (20) days prior to the Redemption Date. In connection with the exercise of an Optional Purchase, on the Redemption Date, prior to 10:00 a.m., Central time, the Indenture Trustee shall transfer the Optional Purchase Price as part of Available Funds from the Indenture Collections and use such funds to pay the Redemption Price.

Section 10.02. Form of Redemption Notice. Notice of redemption under Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile and mailed or transmitted not later than ten (10) days prior to the applicable Redemption Date to each Noteholder, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder’s address or facsimile number appearing in the Note Register.

All notices of redemption shall state:

(i) the Redemption Date;

(ii) the Redemption Price; and

(iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

Section 10.03. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption as required by Section 10.02, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

ARTICLE XI

The Indenture Administrative Agents

Section 11.01. Appointment. Each Noteholder hereby irrevocably designates and appoints each Indenture Administrative Agent as the agent of such Person under this Indenture and irrevocably authorizes each Indenture Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Indenture and to exercise such powers and perform such duties as are expressly delegated to the Indenture Administrative Agents by the terms of this Indenture, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Indenture, the Indenture Administrative Agents shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Noteholder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Indenture or otherwise exist against the Indenture Administrative Agents.

Section 11.02. Delegation of Duties. Each Indenture Administrative Agent may execute any of its duties under this Indenture by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (who may be counsel for the Issuer or the Servicer), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. No Indenture Administrative Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 11.03. Exculpatory Provisions. Neither Indenture Administrative Agent nor any of either Indenture Administrative Agent’s officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable to any Noteholders for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Indenture (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any Noteholder for any recitals, statements, representations or warranties made by the Issuer, the Servicer, AmeriCredit, the Depositor, the

Titling Trust, the Settlor or any officer thereof contained in this Indenture or any other Program Document or in any certificate, report, statement or other document referred to or provided for in, or received by the related Indenture Administrative Agent under or in connection with, this Indenture or any other Program Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Indenture, any other Program Document, the 2011-A Exchange Note Assets or for any failure of any of the Issuer, the Servicer, AmeriCredit, the Depositor, the Titling Trust or the Settlor to perform its obligations hereunder or thereunder. No Indenture Administrative Agent shall be under any obligation to any Noteholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Indenture, any other Program Document, the 2011-A Exchange Note Assets or to inspect the properties, books or records of the Issuer, the Servicer, AmeriCredit, the Depositor, the Titling Trust or the Settlor.

Section 11.04. Reliance by Indenture Administrative Agents. Each Indenture Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer or the Servicer), independent accountants and other experts selected by such Indenture Administrative Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. Each Indenture Administrative Agent may deem and treat the registered Noteholder of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Indenture Administrative Agent. Each Indenture Administrative Agent shall be fully justified in failing or refusing to take any action under this Indenture or any other Program Document unless it shall first receive such advice or concurrence of the Required Noteholders, as it deems appropriate or it shall first be indemnified to its satisfaction by the Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Indenture Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Indenture and the other Program Documents in accordance with a request of the Required Noteholders (unless, in the case of any action relating to the giving of consent hereunder, the giving of such consent requires the consent of all Noteholders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Noteholders.

Section 11.05. Notice of Event of Default. Neither Indenture Administrative Agent shall be deemed to have knowledge or notice of the occurrence of any Servicer Default, or Event of Default unless such Indenture Administrative Agent has received written notice from a Noteholder, the Issuer or the Servicer referring to this Indenture describing such Servicer Default or Event of Default or and stating that such notice is a “notice of a Servicer Default,” or “notice of an Event of Default,” as the case may be. In the event that an Indenture Administrative Agent receives such a notice, such Indenture Administrative Agent shall give notice thereof to the other Indenture Administrative Agent and the Noteholders. Each Indenture Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Required Noteholders; provided, that unless and until an Indenture Administrative Agent shall have received such directions, the Indenture Administrative Agents, acting jointly, may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as they together shall deem advisable and in the best interests of the Noteholders.

Section 11.06. Non-Reliance on the Indenture Administrative Agents and Other Purchasers. Each of the Noteholders expressly acknowledges that neither Indenture Administrative Agent nor any of either Indenture Administrative Agent’s officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by an Indenture Administrative Agent hereinafter taken, including any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by such Indenture Administrative Agent to any such Person. Each of the Noteholders represents to each Indenture Administrative Agent that it has, independently and without reliance upon either Indenture Administrative Agent or any other Noteholder and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Servicer, AmeriCredit, the Depositor, the Titling Trust and the Settlor and made its own decision to purchase a Note. Each Noteholder also represents that it will, independently and without reliance upon either Indenture Administrative Agent or any other Noteholder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Indenture and the other Program Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Servicer, AmeriCredit, the Depositor, the Titling Trust and the Settlor. Except for notices, reports and other documents expressly required to be furnished to the Noteholders by an Indenture Administrative Agent hereunder, the Indenture Administrative Agents shall have no duty or responsibility to provide any Noteholder with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Issuer, the Servicer, AmeriCredit, the Depositor, the Titling Trust or the Settlor which may come into the possession of either Indenture Administrative Agent or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates.

Section 11.07. Indemnification. Each of the Noteholders (other than the CP Conduits) and the related Agents, agree to indemnify each Indenture Administrative Agent in its capacity as such (to the extent not reimbursed by the Issuer and without limiting the obligation of the Issuer to do so), ratably according to the respective amounts of their Commitments (or if indemnification is sought after the date upon which the Commitments shall have terminated, ratably in accordance with their respective interests in the Note Principal Amount) in effect on the date on which indemnification is sought under this Section 11.07 (or if indemnification is sought after the date upon which the Commitments shall have terminated and the Notes shall have been repaid, ratably in accordance with the respective amounts of their Commitments immediately prior to their termination), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against such Indenture Administrative Agent in any way relating to or arising out of this Indenture, any of the other Program Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Indenture Administrative Agent under or in connection with any of the foregoing; provided, that no Noteholder or Agent shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the related Indenture Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

Section 11.08. The Indenture Administrative Agents in Their Individual Capacities. The Indenture Administrative Agents and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Issuer, the Servicer, AmeriCredit or any of their Affiliates as though neither Indenture Administrative Agent were an Indenture Administrative Agent hereunder. With respect to any Note held by an Indenture Administrative Agent, such Indenture Administrative Agent shall have the same rights and powers under this Indenture and the other Program Documents as any Noteholder or Agent and may exercise the same as though it were not an Indenture Administrative Agent, and the terms “Noteholder,” and “Agent” shall include such Indenture Administrative Agent in its individual capacity.

Section 11.09. Resignation of Indenture Administrative Agent; Successor Indenture Administrative Agent. Either Indenture Administrative Agent may resign as an Indenture Administrative Agent at any time by giving thirty (30) days’ notice to the Agents, the Indenture Trustee, the Issuer, the Servicer and the other Indenture Administrative Agent. If one Indenture Administrative Agent is still serving in such capacity when the other Indenture Administrative Agent resigns in accordance with this Section then that non-resigning Indenture Administrative Agent shall continue serving as the sole Indenture Administrative Agent. If after the resignation of the related Indenture Administrative Agent no Indenture Administrative Agent would then be serving under this Indenture, then the Required Noteholders shall promptly appoint a successor Indenture Administrative Agent from among the Agents, which successor Indenture Administrative Agent shall be approved by the Issuer and the Servicer (which approval shall not be unreasonably withheld). If no successor Indenture Administrative Agent is appointed prior to the effective date of the resignation of the last then-serving Indenture Administrative Agent, the last-retiring Indenture Administrative Agent may appoint, after consulting with the Agents, the Issuer and the Servicer, a successor agent from among the Agents. If no successor Indenture Administrative Agent has accepted appointment as Indenture Administrative Agent by the date which is thirty (30) days following a retiring Indenture Administrative Agent’s notice of resignation, the last-retiring Indenture Administrative Agent’s resignation shall nevertheless thereupon become effective and the Servicer shall assume and perform all of the duties of the Indenture Administrative Agent hereunder until such time, if any, as the Required Noteholders appoint a successor agent as provided for above. Effective upon the appointment of a successor Indenture Administrative Agent, such successor Indenture Administrative Agent shall succeed to the rights, powers and duties of the Indenture Administrative Agent, and the term “Indenture Administrative Agent” shall mean such successor Indenture Administrative Agent effective upon such appointment and approval, and the former Indenture Administrative Agent’s rights, powers and duties as Indenture Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Indenture Administrative Agent or any of the parties to this Indenture. After any retiring Indenture Administrative Agent’s resignation as Indenture Administrative Agent, the provisions of this Article 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Indenture Administrative Agent under this Indenture.

ARTICLE XII

Miscellaneous

Section 12.01. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b)(i) Prior to the deposit of any Indenture Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 12.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Indenture Collateral or other property or securities to be so deposited.

(ii) Other than in connection with a Reallocation made in accordance with the terms of Section 2.09, whenever any property or securities are to be released from the Lien of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Indenture Administrative Agents an Officer’s Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iii) Notwithstanding Section 2.09 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of the Indenture Collateral as and to the extent permitted or required by the Program Documents and (B) make cash payments out of the 2011-A Exchange Note Collection Account as and to the extent permitted or required by the Program Documents.

Section 12.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer’s certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Issuer or the Administrator stating that the information with respect to such factual matters is in the possession of the Servicer, Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 12.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 12.04. Notices, etc., to Indenture Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

(i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office, or

(ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Issuer, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Servicer; with a copy to the Administrator addressed to: 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Indenture Trustee by the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

Section 12.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Noteholder’s address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Section 12.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

Section 12.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.08. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, cotrustees and agents.

Section 12.09. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.10. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Issuer Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 12.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 12.12. GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

Section 12.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 12.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 12.15. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity, (ii) any Issuer Certificateholder, (iii) any other owner of a beneficial interest in the Issuer or (iv) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any Issuer Trust Certificateholder, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Issuer Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Issuer Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other related documents.

Section 12.16. No Petition the Issuer, Depositor, Settlor or Titling Trust. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any United States, federal or state bankruptcy or similar law for a period of one year and a day after:

(a) termination of the Titling Trust Agreement, against the Settlor or the Titling Trust; and

(b) payment in full of the Notes, against the Depositor or the Issuer.

Section 12.17. No Recourse. The Notes represent obligations of the Issuer only and do not represent an interest in or obligations of the Titling Trust, the Servicer, the Settlor, AmeriCredit, the Depositor, the Issuer Owner Trustee (as such or in its individual capacity) or any of their respective Affiliates, and no recourse may be had against such parties or their assets, except as may be set forth in this Indenture and the other Program Documents. Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity or any holder of a beneficial interest in the Issuer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Section 12.18. Execution of Financing Statements. Pursuant to any applicable law, the Indenture Trustee is authorized to file or record financing statements and other filing or recording documents or instruments with respect to the Indenture Collateral without the signature of the Issuer in such form and in such offices as the Indenture Trustee determines appropriate to perfect the security interests of the Indenture Trustee under this Indenture. The Issuer hereby authorizes the Indenture Trustee to use the collateral description “all personal property” or “all assets” in any such financing statements. The Issuer hereby ratifies and authorizes the filing by the Indenture Trustee of any financing statement with respect to the Indenture Collateral made prior to the date hereof; provided that, at the request of the Issuer, the Indenture Trustee shall amend any such statement (and any other financing statement filed by the Indenture Trustee in connection with this Indenture) to exclude any property that is released from, or otherwise not included in, the Indenture Collateral.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

GMF LEASING WAREHOUSE TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee,

By:	/s/ Jessica L. Williams
Name: Jessica L. Williams
Title: Authorized Signer

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,

By:	/s/ Marianna C. Stershic
Name: Marianna C. Stershic
Title: Vice President

AMERICREDIT FINANCIAL SERVICES, INC., as Servicer

By:	/s/ Susan B. Sheffield
Name: Susan B. Sheffield
Title: Executive Vice President, Structured Finance

[Signature Page to the Indenture]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Indenture Administrative Agent

By:	/s/ Robert Sheldon
	Name:	Robert Sheldon
	Title:	Managing Director

By:	/s/ Katherine Bologna
	Name:	Katherine Bologna
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,

as Indenture Administrative Agent

By:	/s/ Brian K. Honda
	Name:	Brian K. Honda
	Title:	Executive Director

[Signature Page to the Indenture]

EXHIBIT A

$

No.

GMF LEASING WAREHOUSE TRUST

FORM OF SERIES 2011-A FLOATING RATE ASSET BACKED NOTE

GMF Leasing Warehouse Trust, a statutory trust organized and existing under the laws of the State of Delaware (including any permitted successors and assigns, the “Issuer”), for value received, hereby promises to pay to [NAME], or registered assigns, the principal sum of (a) $         or, if less, (b) the pro rata amount of the Note Principal Balance payable to [NAME], which amount shall be payable pursuant to the Indenture, dated as of January 31, 2011 (the “Indenture”), by and among the Issuer, Deutsche Bank AG, New York Branch, as an Indenture Administrative Agent, and JPMorgan Chase Bank, N.A., as an Indenture Administrative Agent (each an “Indenture Administrative Agent” and, together, the “Indenture Administrative Agents”), Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) and AmeriCredit Financial Services Inc., as Servicer (the “Servicer”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Payment Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer will pay interest on the outstanding principal amount of this Note in the amounts set forth in the Indenture and the Note Purchase Agreement dated as of January 31, 2011, by and among the Issuer, The Servicer, GMF Leasing LLC (the “Depositor”), the financial institutions party thereto, the agents party thereto and the Indenture Administrative Agents (as from time to time amended, supplemented or otherwise modified, the “Note Purchase Agreement”) until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Interest Accrual Period and will be payable on each Payment Date. The principal amount of this Note shall be subject to increases and decreases on any Business Day as set forth in the Indenture, and accordingly, such principal amount is subject to prepayment at any time. The principal amount of this Note will be paid in installments on each Payment Date to the extent funds are available for payment therefor pursuant to the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: , 2011	GMF LEASING WAREHOUSE TRUST

	By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely Owner Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: , 2011	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Asset Backed Notes (herein called the “Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Administrative Agents, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

The Notes are and will be equally and ratably secured by the Indenture Collateral pledged as security therefor as provided in the Indenture.

Principal of the Notes will be payable on each Payment Date and, if the Notes have not been paid in full prior to the Final Payment Date, on the Final Payment Date, in an amount described on the face hereof. “Payment Date” means the 20th day of each month, or, if such day is not a Business Day, the immediately following Business Day, commencing on March 21, 2011. The “Final Payment Date” is the Payment Date occurring in the sixty-sixth (66th) calendar month following the calendar month in which the Purchase Termination Date occurs for the Purchaser Group of which the Noteholder of this Note is a member. The “Purchase Termination Date” for any Purchaser Group is the earliest to occur of (i) the first date on which the Commitment Termination Dates for all of the Committed Purchasers in such Purchaser Group have occurred, (ii) the date of any termination of the Commitments, in whole, by the Issuer pursuant to the Note Purchase Agreement and (iii) the effective date on which the Commitments are terminated or deemed terminated pursuant to the Note Purchase Agreement.

“Interest Accrual Period” means the period from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, the Initial Funding Date) to but excluding the following Payment Date.

As described above, the principal of this Note shall be payable in the amounts and at the times set forth in the Indenture, provided, however, the entire unpaid principal amount of this Note shall be due and payable on the Final Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Required Noteholders have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

As provided by the Indenture, any installment of interest or principal payable on a Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date (such Person, the “Registered Noteholder”) by wire transfer in immediately available funds to the account designated by such Person, and except for the final installment of principal payable with respect to such Note on a Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.01 of the Indenture) which shall be payable as provided below. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date or Redemption

Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date or a Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date or Redemption Date, as applicable, by notice mailed prior to such Payment Date or Redemption Date, as applicable, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

The Issuer shall pay interest on overdue installments of interest at the Base Rate plus 2% to the extent lawful.

This Note is nontransferable except in accordance with the Indenture and the Note Purchase Agreement.

As provided in the Indenture and the 2011-A Servicing Agreement, the Servicer will be permitted at its option to purchase the 2011-A Exchange Note and other components of the Issuer Trust Estate and to terminate the pledge of the 2011-A Exchange Note on any Redemption Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Note Principal Balance is less than or equal to 10% of the Note Principal Balance measured immediately after giving effect to the last Borrowing. The purchase price for the 2011-A Exchange Note shall equal the unpaid principal balances of the outstanding Notes, together with accrued interest thereon for the related Interest Accrual Period and certain other amounts, which amount shall be deposited by the Servicer into the Indenture Collections Account on the related Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2011-A Exchange Note shall be discharged and released and the 2011-A Exchange Note shall be returned to or upon the order of the Servicer.

As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Issuer Owner Trustee in its individual capacity or (ii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Titling Trust, the Depositor, the Settlor, the Servicer or any of their respective Affiliates.

Each Noteholder, by acceptance of a Note, hereby covenants and agrees that it will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any United States, federal or state bankruptcy or similar law for a period of one year and a day after:

(a) termination of the Titling Trust Agreement, against the Settlor or the Titling Trust; and

(b) payment in full of the Notes, against the Depositor or the Issuer.

Each Noteholder hereby agrees that it shall not institute or join against, or knowingly or intentionally encourage or cooperate with any other Person in instituting against any CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note, security or other obligation issued by such CP Conduit is paid.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Issuer Trust Estate. Each Noteholder, by acceptance of a Note, agrees to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee will treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Required Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the aggregate amount Outstanding of the Notes, on behalf of the Noteholders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AN CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Program Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Program Documents, in the case of an Event of Default the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                                                                                                                , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		*/
Signature Guaranteed:
*/

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF REALLOCATION REQUEST

[Date]

This is a Reallocation Request to which reference is made in Section 2.09(b) of the Indenture, dated as of January 31, 2011, (as amended, supplemented or otherwise modified from time to time, the “Indenture”), by and among GMF LEASING WAREHOUSE TRUST, a Delaware statutory trust (the “Issuer”), DEUTSCHE BANK AG, NEW YORK BRANCH and JPMORGAN CHASE BANK, N.A., each as an Indenture Administrative Agent, AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation, as Servicer (the “Servicer”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee and not in its individual capacity (the “Indenture Trustee”). Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Indenture.

The undersigned Issuer hereby requests the Indenture Trustee to consent to the reallocation from the 2011-A Designated Pool (the “Reallocation”) the 2011-A Exchange Note Assets identified in Schedule I attached hereto not later than 8:30 a.m., Central time, on             , 20    1 (the “Reallocation Cutoff Date”) upon the payment of $         (the “Reallocation Price”) on             , 20     (the “Reallocation Date”). The Reallocation Price is equal to the aggregate Securitization Value of the related 2011-A Exchange Assets as of the close of business on the last day of the immediately preceding Collection Period, plus an amount equal to the amount of imputed interest on each such related 2011-A Lease Agreement at a rate per annum equal to the APR of such related 2011-A Lease Agreement for the period from and including the Payment Date immediately preceding such Reallocation Date to but excluding such Reallocation Date.

1	Insert second (2nd) Business Day preceding the Reallocation Date.

B-1

By delivery of this Reallocation Request, the Issuer confirms that the information provided herein is true and correct and, after giving effect to the Reallocation and related repayment of the Notes on the Reallocation Date, all of the conditions to the Reallocation set forth in the Indenture will be satisfied.

GMF LEASING WAREHOUSE TRUST, as Issuer

By:	AmeriCredit Financial Services, Inc., as Administrator

By:
Name:
Title:

B-2

Schedule I

to Reallocation Request

(2011-A Exchange Note Assets to be Reallocated)